Exhibit 4.11

[Front of Stock Certificate]

[FedEx Corporation Logo]

COMMON STOCK

PAR VALUE $.10

NUMBER	SHARES

FedEx Corporation

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY

CUSIP  31428X  10  6

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

This is to Certify that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

FedEx Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

[FEDEX CORPORATION CORPORATE SEAL]

/s/ Frederick W. Smith
CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ Kenneth R. Masterson
SECRETARY

COUNTERSIGNED AND REGISTERED:

EquiServe Trust Company, N.A.

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED OFFICER

[Reverse of Stock Certificate]

FedEx Corporation

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.  SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common
TEN ENT	– as tenants by the entireties
JT TEN	– as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT –		Custodian		under Uniform Gifts to Minors Act
	(Cust)		(Minor)		(State)

Additional abbreviations may also be used though not in the above list.

For value received, _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                                                                                                                                          Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                             Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN “ELIGIBLE GUARANTOR INSTITUTION” (WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE(S) GUARANTEED BY: